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                                                                   Exhibit 10.45


                       AMENDMENT NO. 3 TO LEASE AGREEMENT

This Amendment No. 3 to Lease Agreement, dated as of August 23, 2007 (this "Amendment"), is entered into by ABITIBI CONSOLIDATED SALES CORP., a Delaware Corporation ("Landlord") and SNOWFLAKE WHITE MOUNTAIN POWER, LLC, an Arizona limited liability company ("Tenant").

                                    RECITALS

A. Landlord and Tenant have entered into that certain Lease Agreement, dated as of September 14, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and hereof, the "Lease"). Capitalized terms used herein but not defined herein have the meaning given in the Lease.

B. Landlord, COBANK, ACB ("Lender") and Tenant have entered into that certain Consent and Agreement, dated as of September 1, 2006 (the "Consent"), pursuant to which the Lease was amended as described in the Consent.

C. Landlord and Tenant have entered into that certain Amendment No. 2 to Lease Agreement, dated as of August 2, 2007 ("Amendment No. 2"), pursuant to which the Lease was amended as described in Amendment No. 2.

D. Landlord and Tenant wish to further amend the Lease to correct the legal descriptions of the Real Property as described on Exhibit A to the Lease.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

     1. Amendment of Lease. Landlord and Tenant agree that the Lease shall be amended as follows:

          (a) The number "6.82" in the third line of Recital A is hereby deleted and replaced with the number "8.154."

          (b) Exhibit A to the Lease is hereby deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

     2. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAWS OF THE STATE OF ARIZONA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

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     3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     4. Headings Descriptive. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

     5. Severability. In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     6. Amendment, Waiver. Neither this Amendment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by Landlord and Tenant.

     7. Successors and Assigns. This Amendment shall bind and benefit Landlord and Tenant, and their respective successors and assigns.

     8. Entire Agreement. This Amendment and any agreement, document or instrument attached hereto or referred to herein integrate all the terms and conditions mentioned herein or incidental hereto and supersede all oral negotiations and prior writings between the parties hereto in respect of the subject matter hereof.

      [Remainder of page intentionally left blank - signature page follows]


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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the date first written above.

ABITIBI CONSOLIDATED SALES CORP.        SNOWFLAKE WHITE MOUNTAIN POWER, LLC


By: /s/ John McKee                      By: /s/ Robert M. Worsley
    ---------------------------------       ------------------------------------
    Name                                    Name
Its: General Manager                    Its: Owner
     Title                                   Title


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                                    EXHIBIT A

PARCEL 1

A portion of Section 21, Township 13 North, Range 19 East, of the Gila and Salt River Base and Meridian, Navajo County, Arizona, and more particularly described as follows:

Commencing at the Southeast corner of said Section 21; thence North 55 degrees 18 minutes 07 seconds West, a distance of 3292.40 feet to the TRUE POINT OF BEGINNING; thence South 40 degrees 18 minutes 01 seconds West, a distance of
149.40 feet; thence North 65 degrees 30 minutes 02 seconds West, a distance of
141.56 feet; thence North 19 degrees 15 minutes 36 seconds East, a distance of
172.70 feet; thence North 23 degrees 08 minutes 54 seconds West, a distance of
24.96 feet; thence North 05 degrees 51 minutes 43 seconds West, a distance of
64.62 feet; thence North 27 degrees 34 minutes 33 seconds East, a distance of
72.77 feet; thence North 64 degrees 46 minutes 45 seconds East, a distance of
63.63 feet; thence North 36 degrees 35 minutes 29 seconds East, a distance of
132.76 feet; thence North 64 degrees 43 minutes 30 seconds West, a distance of
191.15 feet; thence North 63 degrees 27 minutes 15 seconds West, a distance of
68.18 feet; thence North 21 degrees 35 minutes 37 seconds East, a distance of
22.09 feet; thence North 64 degrees 30 minutes 37 seconds West, a distance of
14.85 feet; thence North 19 degrees 56 minutes 40 seconds West, a distance of
4.24 feet; thence North 61 degrees 10 minutes 56 seconds West, a distance of
37.26 feet; thence North 62 degrees 35 minutes 54 seconds West, a distance of
19.34 feet; thence North 26 degrees 56 minutes 55 seconds East, a distance of
33.32 feet; thence North 62 degrees 59 minutes 12 seconds West, a distance of
16.54 feet; thence North 26 degrees 59 minutes 48 seconds East, a distance of
176.95 feet; thence North 43 degrees 42 minutes 15 seconds East, a distance of
9.90 feet; thence South 62 degrees 36 minutes 40 seconds East, a distance of 1032.10 feet; thence South 11 degrees 32 minutes 52 seconds West, a distance of
72.28 feet to the beginning of a curve to the left, having a chord bearing of South 72 degrees 12 minutes 11 seconds West and a radius of 937.12 feet through a central angle of 45 degrees 10 minutes 28 seconds for a length of 738.87 feet, to the TRUE POINT OF BEGINNING; EXCEPTING THEREFROM, all oil, gas and minerals whatsoever (other than water flowing or lying on, or under said lands, which shall not be recorded as mineral), in, on, underlying or appurtenant to said land, and all the rights of ownership therein, as reserved to Aztec Land and Cattle Company, Limited, a corporation, in Deed recorded in Book 134 of Official Records, pages 218, 219 and 220 and amended by instrument recorded in Book 134 of Official Records, page 221, 222 and 223.

Said parcel contain 8.154 acres, more or less.

PARCEL 2

A portion of Section 27, Township 13 North, Range 19 East, of the Gila and Salt River Base and Meridian, Navajo County, Arizona, more particularly described as follows:

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Commencing at the Southeast corner of said Section 27; thence North 00 degrees
33 minutes 12 seconds East, along the East line of said Section 27, a distance of 580.00 feet to the TRUE POINT OF BEGINNING; thence South 89 degrees 23 minutes 31 seconds West, a distance of 1573.92 feet; thence North 20 degrees 24 minutes 36 seconds East, a distance of 815.09 feet; thence South 73 degrees 46 minutes 09 seconds East, a distance of 58.51 feet; thence North 19 degrees 59 minutes 26 seconds East, a distance of 370.88 feet; thence North 06 degrees 37 minutes 58 seconds West, a distance of 807.00 feet; thence North 41 degrees 02 minutes 37 seconds East, a distance of 519.58 (M) feet; thence North 06 degrees 57 minutes 47 seconds West, a distance of 902.00 feet; thence North 34 minutes 44 minutes 32 seconds East, a distance of 1798.00 feet to a point on the East line of said Section 27; thence Southerly along the East line of said Section 27, South 00 degrees 41 minutes 55 seconds West, a distance of 4646.00 feet to the TRUE POINT OF BEGINNING; EXCEPTING THEREFROM, all oil, gas and minerals whatsoever (other than water flowing or lying on, or under said lands, which shall not be recorded as mineral), in, on, underlying or appurtenant to said land, and all the rights of ownership therein, as reserved to Aztec Land and Cattle Company, Limited, a corporation, in Deed recorded in Book 134 of Official Records, pages 218, 219 and 220 and amended by instrument recorded in Book 134 of Official Records, page 221, 222 and 223.

Said parcel contain 100.8 acres, more or less.

PARCEL 3

A portion of Section 21, Township 13 North, Range 19 East, Gila and Salt River Base and Meridian, Navajo County, Arizona and more particularly described as follows:

Commencing at the Southeast corner of said Section 21; thence North 34 degrees 18 minutes 36 seconds West, a distance of 2433.98 feet to the TRUE POINT OF BEGINNING; thence South 26 degrees 27 minutes 27 seconds West, a distance of
413.15 feet to the beginning of a curve to the right having a radius of 200 feet through a central angle of 74 degrees 23 minutes 31 seconds, for a distance of
259.67 feet; thence North 82 degrees 28 minutes 13 seconds West, a distance of
290.89 feet; thence North 64 degrees 35 minutes 52 seconds West, a distance of
717.77 feet to a point on a non-tangent curve to the right having a chord bearing of North 72 degrees 12 minutes 11 seconds East and a radius of 937.12 feet, through a central angle of 45 degrees 10 minutes 28 seconds, for a distance of 738.87 feet; thence South 82 degrees 39 minutes 05 seconds East, a distance of 654.88 feet, more-or-less, to the TRUE POINT OF BEGINNING; EXCEPTING THEREFROM, all oil, gas and minerals whatsoever (other than water flowing or lying on, or under said lands, which shall not be recorded as mineral), in, on, underlying or appurtenant to said land, and all the rights of ownership therein, as reserved to Aztec Land and Cattle Company, Limited, a corporation, in Deed recorded in Book 134 of Official Records, pages 218, 219 and 220 and amended by instrument recorded in Book 134 of Official Records, page 221, 222 and 223.

Said parcel contain 11.43 acres, more or less.

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EASEMENTS

An Easement for ingress and egress and for utilities, and until July 31, 2008 for construction, as created in that certain Ground Lease Agreement dated September 14, 2005 by and between Snowflake White Mountain Power, LLC, an Arizona limited liability company and Abitibi Consolidated Sales Corp., as amended by that certain Consent and Agreement dated as of September 1, 2006, by and among Abitibi Consolidated Sales Corp., CoBank, ACB and Snowflake White Mountain Power, LLC, an Arizona limited liability company, and as may otherwise be amended from time to time, all as evidenced by that certain Memorandum of Ground Lease and Notice of Easement Rights, recorded September 08, 2006, in Document No. 2006-27364 Navajo County Records.